                                                                    EXHIBIT 99.5

                 Unaudited Consolidated Financial Statements of

                 LE GROUPE FOREX INC.

                 As at June 30, 1999 and for the six months ended June 30, 1999 and 1998

                             LE GROUPE FOREX INC.
                             CONSOLIDATED
                             BALANCE SHEET

                             UNAUDITED, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA
                             (IN THOUSANDS OF CANADIAN DOLLARS)

BALANCE SHEET                                                                AS AT JUNE 30

                                                                                   1999

----------------------------------------------------------------------------------------------
Current assets:
            Cash                                                                  8,423
            Short-Term Investments                                               90,051
            Accounts receivable                                                  33,515
            Income taxes receivable                                                -
            Inventories                                                          39,359
            Prepaid expenses                                                      2,980
                                                                         ---------------------
                                                                              $ 174,328

Investments                                                                       2,224
Fixed assets                                                                    297,206
Other assets                                                                     10,137
                                                        --------------------------------------
                                                                              $ 483,895
                                                        --------------------------------------
                                                        --------------------------------------

Current liabilities:
            Bank indebtedness                                                     -
            Accounts payable and accrued
            liabilities                                                          33,158
            Income taxes payable                                                 10,519
            Current portion of long-term debt                                     8,612
                                                                         ---------------------
                                                                               $ 52,289

Long-term debt                                                                  196,903
Deferred income taxes                                                            43,746

Shareholders' equity:
            Convertible debentures                                               14,983
            Capital stock                                                        17,805
            Retained earnings                                                   158,169
                                                                         ---------------------
                                                                              $ 190,957

                                                        --------------------------------------
                                                                              $ 483,895

                                                        --------------------------------------
                                                        --------------------------------------
------------------------------------------------------- ---------------- ---------------------


WORKING CAPITAL                                                               $ 122,039
------------------------------------------------------- ---------------- ---------------------

                             LE GROUP FOREX INC.
                             CONSOLIDATED STATEMENT
                             OF EARNINGS

                             UNAUDITED, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA
                             (IN THOUSANDS OF CANADIAN DOLLARS, EXCEPT AMOUNTS PER SHARE)

EARNINGS                                               SIX MONTHS ENDED
                                                           JUNE 30
                                                        1999              1998

--------------------------------------------- ----------------- ----------------
REVENUE:

   Sales                                         $   204,548       $    87,870
   Interest                                            1,348               442
                                              ----------------- ----------------
                                                     205,896            88,312

EXPENSES:

   Cost of goods sold                                111,981            67,354
   Selling and administrative expenses                 6,257             5,338
   Financial expenses                                  8,437             6,233
   Other expenses (revenues)                             903              (959)
                                              ----------------- ----------------
                                                     127,578            77,966

                                              ----------------- ----------------
EARNINGS BEFORE INCOME TAXES                          78,318            10,346

INCOME TAXES:

   CURRENT                                            17,318             3,096
   DEFERRED                                            8,292               756
                                              ----------------- ----------------
                                                      25,610             3,852

                                              ----------------- ----------------
NET EARNINGS BEFORE MINORITY INTEREST                 52,708             6,494

MINORITY INTEREST                                                         (508)

                                              ----------------- ----------------
NET EARNINGS                                     $    52,708       $     5,986
                                              ----------------- ----------------

NET EARNINGS PER SHARE                           $      3.25       $      0.35

NET EARNINGS PER SHARE FULLY DILUTED             $      2.32       $      0.29
--------------------------------------------- ----------------- ----------------

                             LE GROUP FOREX INC.
                             CONSOLIDATED STATEMENT
                             OF CHANGES IN FINANCIAL
                             POSITION

                             UNAUDITED, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA
                             (IN THOUSANDS OF CANADIAN DOLLARS)

CHANGES IN FINANCIAL POSITION                            SIX MONTHS ENDED
                                                              JUNE 30
                                                       1999              1998

--------------------------------------------- ----------------- -----------------
CASH PROVIDED BY (USED IN):

OPERATIONS:

   NET EARNINGS                                  $   52,708        $    5,986
   ITEMS NOT INVOLVING CASH:
       DEPRECIATION OF FIXED ASSETS
         AND OTHER ASSETS                            10,218             6,024
       DEFERRED INCOME TAXES                          8,292               756
       LOSS ON DISPOSAL OF INVESTMENT
         AND FIXED ASSETS                               453               -
       MINORITY INTEREST                                -                 508
       INTEREST ON THE EQUITY COMPONENT                (623)             (437)
         OF THE CONVERTIBLE DEBENTURE
   NET CHANGE IN NON-CASH WORKING
     CAPITAL ITEMS                                   11,045            (3,357)
                                              ----------------- ----------------
                                                 $   82,093        $    9,470


INVESTMENTS:
   ACQUISITION OF FIXED ASSETS                       (9,734)           (2,842)
   PROCEEDS ON SALE OF FIXED ASSETS                     -                  10
   ACQUISITION OF INVESTMENTS                           (59)              (69)
   PROCEEDS ON SALE OF INVESTMENTS                      -                  18
   ACQUISITION OF A MINORITY INTEREST               (49,908)          (69,500)
   ACQUISITION OF OTHER ASSETS                       (1,413)           (5,911)
   DISPOSAL OF OTHER ASSETS                             -               2,870
                                              ----------------- ----------------
                                                 $  (61,114)       $  (75,424)


FINANCING:
   LONG-TERM DEBT                                    46,500           163,835
   REPAYMENTS OF LONG-TERM DEBT                      (2,573)         (104,363)
                                              ----------------- ----------------
                                                 $   43,927        $   59,472


INCREASE (DECREASE) IN CASH POSITION                 64,906            (6,482)


CASH POSITION, BEGINNING OF YEAR                     33,568            19,100


                                              ----------------- ----------------
CASH POSITION, END OF YEAR                       $   98,474        $   12,618
                                              ----------------- ----------------
                                              ----------------- ----------------

CASH POSITION:
   CASH                                               8,423            11,169
   BANK INDEBTEDNESS                                    -              (3,150)
   TEMPORARY INVESTMENTS                             90,051             4,599
                                              ----------------- ----------------
                                                 $   98,474        $   12,618
--------------------------------------------- ----------------- ----------------

LE GROUPE FOREX INC.
Notes to Unaudited Consolidated Financial Statements

As at June 30, 1999 and for the six month periods ended June 30, 1999 and 1998 (in thousands of Canadian dollars)

         1. These consolidated summary financial statements should be read in conjunction with the consolidated financial statements and the notes thereto as at and for the years ended December 31, 1998, 1997 and 1996 included elsewhere in this report.

         These consolidated summary financial statements reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of the management, necessary to present fairly, in all material respects, the consolidated financial position and results of operations of Le Groupe Forex Inc. ("Forex") and its subsidiaries. Certain amounts have been reclassified to conform to the current period presentation.

         Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

         2. Basic earnings per share are based on the weighted average number of shares of common stock outstanding during the applicable period. Diluted earnings per share include the effects of potentially dilutive common stock equivalents.

         3. The preparation of interim financial statements requires the estimation of Forex's effective income tax rate based on estimated annual amounts of taxable income and expenses. These estimates are updated quarterly.

         4. On March 31, 1998, Forex acquired the minority interest in each of its subsidiaries Forex St-Michel Inc. and Forex Maniwaki Inc. for a cash consideration of $71,843, including acquisition costs. The excess of the price paid of $14,307 over the book value of the net assets acquired has been allocated to fixed assets.

         On April 13, 1999, Forex acquired a joint venture partner's 50% interest in its subsidiary Panneaux Chambord Inc. for a total consideration of $63,560, including acquisition costs. Of the total consideration, $52,000 was paid in cash and $11,560 was paid through the issuance of promissory notes. The excess of the price paid of $23,046 over the book value of the net assets acquired has been allocated to fixed assets.

         5. Forex is organized along its product lines.

            The following table sets forth selected segment data for the periods ended June 30, 1999 and 1998:

1999                                                       SIX MONTHS ENDED JUNE 30
-------------------------------------------------------------------------------------------------------------
                                                                                               CONSOLIDATED
                                        OSB           LUMBER       ALL OTHERS    ELIMINATION     FINANCIAL
                                                                                                STATEMENTS
-------------------------------------------------------------------------------------------------------------

SALES FROM EXTERNAL CUSTOMERS        $   181,424    $    19,840    $     3,438    $      (154)   $   204,548
-------------------------------------------------------------------------------------------------------------
SEGMENT EARNINGS (LOSS) BEFORE
INCOME TAXES, DEPRECIATION,
INTEREST AND MINORITY
  INTEREST                                85,488            707         13,654         (4,009)        95,840

-------------------------------------------------------------------------------------------------------------
SEGMENT ASSETS                           310,403         33,524         37,850        102,118        483,895
-------------------------------------------------------------------------------------------------------------
SEGMENT ACQUISITION OF CAPITAL
ASSETS                                     9,470           (217)           481                         9,734

-------------------------------------------------------------------------------------------------------------

1998                                                       SIX MONTHS ENDED JUNE 30
-------------------------------------------------------------------------------------------------------------
                                                                                               CONSOLIDATED
                                        OSB           LUMBER       ALL OTHERS    ELIMINATION     FINANCIAL
                                                                                                STATEMENTS
-------------------------------------------------------------------------------------------------------------

SALES FROM EXTERNAL CUSTOMERS        $    74,775    $     9,362    $     3,820    $       (87)   $    87,870
-------------------------------------------------------------------------------------------------------------
SEGMENT EARNINGS (LOSS) BEFORE
INCOME TAXES, DEPRECIATION,
INTEREST AND MINORITY
  INTEREST                                17,571            (46)         3,918           (874)        20,569

-------------------------------------------------------------------------------------------------------------
SEGMENT ACQUISITION OF CAPITAL
ASSETS                                     2,217            389            235              2          2,843

-------------------------------------------------------------------------------------------------------------


                                                                                   SIX MONTHS ENDED JUNE 30

                             RECONCILIATION TO NET EARNINGS                       1999          1998
                             -----------------------------------------------------------------------------

                             SEGMENT EARNINGS BEFORE INCOME TAXES,
                              DEPRECIATION, INTERESTS AND MINORITY
                              INTEREST                                        $    95,840    $    20,569

                             -----------------------------------------------------------------------------
                             AMORTIZATION OF FIXED ASSETS AND OTHER ASSETS        (10,101)        (6,024)
                             -----------------------------------------------------------------------------
                             INTEREST EXPENSES                                     (7,866)        (5,600)
                             -----------------------------------------------------------------------------
                             INTEREST REVENUES                                      1,348            442
                             -----------------------------------------------------------------------------
                             OTHER REVENUES (EXPENSES)                               (903)           959
                                                                           -------------------------------
                             EARNINGS BEFORE INCOME TAXES
                              AND MINORITY INTEREST                           $    78,318    $    10,346
                             -----------------------------------------------------------------------------

6. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES:

         The Forex unaudited consolidated summary financial statements were prepared in accordance with generally accepted accounting principles in Canada, which differ in some respects from those applicable in the United States ("U.S."). The following tables set forth the impact of material differences between Canadian GAAP and U.S. GAAP on Forex's unaudited consolidated summary financial statements.

(A)  CONSOLIDATED STATEMENTS OF EARNINGS:                                       1999                      1998

             Net earnings, as reported under Canadian GAAP                      $52,708                  $5,986
             Adjustments:
                  Unrealized foreign exchange gain on long-term debt              5,589                     163
                  Foreign exchange contracts                                       (297)                  (358)
                  Start-up costs                                                    809                   2,431
                  Interest expenses on convertible debentures                      (575)                  (444)
                  Amortization of deferred financing costs                          (31)                   (31)
                  Deferred income taxes                                          (1,962)                (2,944)
                  Stock-based compensation                                       (3,175)                  (184)
                  Depreciation of fixed assets                                     (585)                  (220)
                  Deferred income taxes on the above adjustments                  1,004                   (474)
                                                                                --------                --------
             Net earnings in accordance with U.S. GAAP                          $53,486                  $3,925
                                                                                =======                  ======

             Net earnings per share under U.S. GAAP:
                  Basic                                                         $    3.32           $      0.25
                  Fully diluted                                                 $    2.46           $      0.23


(B) CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 1999:

                                                                                   CANADA               UNITED STATES

                Current assets                                                    174,328                  174,328
                Investments                                                         2,224                    2,121
                Fixed assets                                                      297,206                  319,666
                Other assets                                                       10,137                    7,279
                Current liabilities                                                52,289                   55,515
                Long-term debt                                                    196,903                  211,792
                Deferred income taxes                                              43,746                   74,132
                Shareholders' equity                                              190,957                  161,955



(C) CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION:

                                                                                    1999               1998
                                                                                    ----               ----
                Supplemental disclosure:
                (i)    Cash paid during the year for:

                       Interest                                                    8,822               6,329
                       Income taxes                                                8,256                (425)


                (ii) Forex's statements of changes in financial position reconcile the changes in cash, temporary investments, bank indebtedness and bank loan. Under U.S. GAAP, changes in bank indebtedness and bank loan amounting to $335 in 1999 ($2,392 in 1998) would have been classified as financing activities.


                                      -6-


                (iii) In a portion of 1999 (January 1 to April 13) and 1998, the consolidated statements of financial position in accordance with Canadian GAAP include Forex's proportionate share of activities of Panneaux Chambord
                       Inc.


                                                                                    1999               1998
                                                                                    ----               ----
                           Operations                                              12,823              5,184
                           Investments                                               (571)              (318)
                           Financing                                                 (181)            (1,195)

                 Consolidated Financial Statements of

                 LE GROUPE FOREX INC.

                 Years ended December 31, 1998, 1997 and 1996

LE GROUPE FOREX INC.
Consolidated Financial Statements

Years ended December 31, 1998, 1997 and 1996




AUDITORS' REPORT TO THE SHAREHOLDERS......................................   1


CONSOLIDATED FINANCIAL STATEMENTS

     Consolidated Balance Sheet...........................................   2

     Consolidated Statement of Earnings...................................   3

     Consolidated Statement of Retained Earnings..........................   4

     Consolidated Statement of Changes in Financial Position..............   5

     Notes to Consolidated Financial Statements...........................   6

AUDITORS' REPORT TO THE SHAREHOLDERS

We have audited the consolidated balance sheet of Le Groupe Forex Inc. as at December 31, 1998 and 1997 and the consolidated statements of earnings, retained earnings and changes in financial position for each of the years in the three year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998 and 1997 and the results of its operations and the changes in its financial position for each of the years in the three year period ended December 31, 1998 in accordance with generally accepted accounting principles in Canada.

/s/KPMG LLP

KPMG LLP



Chartered Accountants



Val-d'Or, Quebec

January 29, 1999

LE GROUPE FOREX INC.
Consolidated Balance Sheet

December 31, 1998, with comparative figures for 1997
(In thousands of Canadian dollars)

===============================================================================
                                                  1998        1997
-------------------------------------------------------------------------------
ASSETS

Current assets:
     Cash                                       $  8,251   $  5,178
     Short-term investments (note 5)              25,652     19,464
     Accounts receivable                          20,504     12,199
     Income taxes receivable                        --        4,370
     Inventories                                  40,614     34,486
     Prepaid expenses                              1,008        639
-------------------------------------------------------------------------------
                                                  96,029     76,336

Investments (note 6)                               2,244      2,425
Fixed assets (note 7)                            247,122    236,419
Other assets (note 8)                             17,075     13,602

-------------------------------------------------------------------------------
                                                $362,470   $328,782
===============================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Bank indebtedness                          $   --     $  5,242
     Bank loan (note 9)                              335        300
     Accounts payable and accrued liabilities     23,063     25,123
     Income taxes payable                          1,457       --
     Current portion of long-term debt             4,057      8,251
-------------------------------------------------------------------------------
                                                  28,912     38,916

Long-term debt (note 10)                         167,742    114,357
Deferred income taxes                             30,849     17,162
Minority interest                                   --       57,028

Shareholders' equity:
     Convertible debentures (note 11)             19,281     18,102
     Capital stock (note 12)                       9,867      9,867
     Retained earnings                           105,819     73,350
-------------------------------------------------------------------------------
                                                 134,967    101,319

Contingent liabilities (note 13)

-------------------------------------------------------------------------------
                                                $362,470   $328,782
===============================================================================


See accompanying notes to consolidated financial statements.

LE GROUPE FOREX INC.
Consolidated Statement of Earnings

Years ended December 31, 1998, with comparative figures for 1997 and 1996 (In thousands of Canadian dollars, except earnings per share)


====================================================================================
                                                  1998          1997        1996
------------------------------------------------------------------------------------
Revenue:
     Sales                                     $ 228,736    $ 120,748    $ 160,100
     Interest                                      1,423          640        1,580
----------------------------------------------------------------------------------
                                                 230,159      121,388      161,680

Cost of goods sold                               151,934      111,884      115,386
Selling and administrative expenses               10,746        9,519       10,641
Financial expenses                                16,878        4,502        5,237
----------------------------------------------------------------------------------
                                                 179,558      125,905      131,264

----------------------------------------------------------------------------------
Earnings (loss) before income taxes and
   minority interest                              50,601       (4,517)      30,416

Income taxes (note 3):
     Current (recovery)                            2,758       (3,075)       6,204
     Deferred                                     14,030        1,521        3,135
----------------------------------------------------------------------------------
                                                  16,788       (1,554)       9,339

----------------------------------------------------------------------------------
Net earnings (loss) before minority interest      33,813       (2,963)      21,077

Minority interest                                    508         (568)      10,431

----------------------------------------------------------------------------------
Net earnings (loss)                            $  33,305    $  (2,395)   $  10,646
==================================================================================

Net earnings (loss) per share (note 17)        $    2.05    $    (.19)   $     .67
Net earnings (loss) per share fully diluted
    (note 17)                                  $    1.51    $    (.19)   $     .61

==================================================================================


See accompanying notes to consolidated financial statements.

LE GROUPE FOREX INC.
Consolidated Statement of Retained Earnings

Years ended December 31, 1998, with comparative figures for 1997 and 1996 (In thousands of Canadian dollars)


=======================================================================================
                                                      1998          1997         1996
---------------------------------------------------------------------------------------
Balance, beginning of year                         $  73,350    $  76,351    $  72,051

Net earnings (loss)                                   33,305       (2,395)      10,646
--------------------------------------------------------------------------------------
                                                     106,655       73,956       82,697

Dividends:
     Class A and B shares                               --           --         (6,346)

Interest on equity component of convertible
   debentures net of taxes of $343 (1997 - $231)
   (note 11)                                            (836)        (606)        --

---------------------------------------------------------------------------------------
Balance, end of year                               $ 105,819    $  73,350    $  76,351

=======================================================================================


See accompanying notes to consolidated financial statements.

LE GROUPE FOREX INC.
Consolidated Statement of Changes in Financial Position

Years ended December 31, 1998, with comparative figures for 1997 and 1996 (In thousands of Canadian dollars)


============================================================================================
                                                         1998         1997         1996
--------------------------------------------------------------------------------------------
Cash provided by (used in):

Operations:
     Net earnings (loss)                             $  33,305    $  (2,395)   $  10,646
     Items not involving cash:
         Depreciation of fixed assets                   12,502        7,754        8,199
         Amortization of other assets                    3,762        1,946        3,477
         Amortization of deferred loss on foreign
           exchange                                        491         --           --
         (Gain) loss on disposal of fixed assets           (13)         128          107
         Loss on write-down of investment                  300          261         --
         Loss on write-off of other assets                --          1,301         --
         Deferred income taxes                          14,030        1,521        3,135
         Minority interest                                 508         (568)      10,431
     Interest on the equity component of the
       convertible debentures                             (903)        (608)        --
     Net change in non-cash working capital items      (11,035)      (4,126)      (6,896)
------------------------------------------------------------------------------------------
                                                        52,947        5,214       29,099
Investments:
     Acquisition of investments                           (138)        (469)        (120)
     Proceeds on sale of investments                        19          272        6,562
     Acquisition of fixed assets                        (8,922)     (56,348)     (87,841)
     Proceeds on sale of fixed assets                       37          304          547
     Other assets                                       (1,150)     (11,310)      (2,382)
     Acquisition of minority interest (note 2)         (71,843)        --           --
------------------------------------------------------------------------------------------
                                                       (81,997)     (67,551)     (83,234)
Financing:
     Long-term debt                                    163,836       88,283       26,301
     Principal payments on long-term debt             (120,318)     (55,259)     (14,813)
     Investment by minority interest                      --           --         14,120
     Dividends paid by a subsidiary to minority
       interest                                           --           --         (8,150)
     Issue of convertible debentures, net of costs        --         32,596         --
     Deferred income taxes relative to issue costs        --           (465)        --
     Dividends on Class A and B shares                    --           --         (6,346)
------------------------------------------------------------------------------------------
                                                        43,518       65,155       11,112

------------------------------------------------------------------------------------------
Increase (decrease) in cash position                    14,468        2,818      (43,023)

Cash position, beginning of year                        19,100       20,575       63,598

Cash position, beginning of year
   Panneaux Chambord inc. (note 21)                       --         (4,293)        --

------------------------------------------------------------------------------------------
Cash position, end of year (note 14)                 $  33,568    $  19,100    $  20,575
==========================================================================================

See accompanying notes to consolidated financial statements.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

-------------------------------------------------------------------------------


     Le Groupe Forex Inc. is incorporated under Part 1A of the Quebec Business Corporations Act. The Company manages investments, manufactures finished lumber and OSB structural boards, sells forestry products, operates a helicopter transportation business and manufactures parts for optics and aeronautical lighting equipment.

1.   SIGNIFICANT ACCOUNTING POLICIES:

     (a) Consolidation:

         These consolidated financial statements include the accounts of the Company and those of its subsidiary Forex St-Michel Inc. and of its joint-venture Panneaux Chambord Inc. On December 1998, Forex Maniwaki Inc. has been liquidated in Forex St-Michel Inc.

         Panneaux Chambord Inc. is under the joint control of its shareholders; consequently, it is proportionately consolidated in the statements of the company Le Groupe Forex Inc.

     (b) Inventories:

         Finished products, logs, raw materials and supplies are valued at the lower of cost or net realizable value. Cost is determined by the average cost method.

         Wood chips are valued at net realizable value.

         Parts are valued at the lower of cost or replacement cost. Cost is determined by the first in, first out method or by the average cost method.

     (c) Foreign exchange:

         Monetary assets and liabilities in foreign currency are translated using the year-end exchange rate. Transactions included in the statement of earnings are translated using the exchange rate at the date of the transaction. Gains and losses on exchange are included in earnings unless they relate to long-term monetary assets and liabilities in which case they are deferred and amortized over the remaining term of the asset or liability to which they relate.

     (d) Investments:

         Investments are carried at cost. Short term investments are carried at the lower of cost or market value.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

===============================================================================


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (e) Depreciation and amortization:

         Fixed assets are depreciated over their estimated useful lives according to the following methods, annual rates and periods:

============================================================================================================
         Asset                                                      Method      Rate and period

------------------------------------------------------------------------------------------------------------
         Land improvements                               Declining balance                   10%
         Buildings                                       Declining balance                    5%
         Office furniture and data processing           Declining balance,            10% to 30%
           equipment                                         straight-line           and 3 years
         Machinery and automotive equipment              Declining balance            10% to 30%
                                                            based on usage      and useful lives
                                                                                       estimated
                                                                                     at 15 years

         Helicopters                               Straight-line with a 40%
                                                            residual value                   10%

         Logging roads                                   Declining balance                    7%
         Timber cutting rights                               Straight-line              25 years

============================================================================================================



The amortization of other assets is calculated according to the straight-line method over the following periods:

============================================================================================================
         Start-up costs                                                                  5 years
         Financing costs                                              Over the term of the debts
         Other deferred costs                                                            3 years

============================================================================================================


2. ACQUISITION OF MINORITY INTEREST:

   On March 31, 1998, the Company has acquired the minority interest in each of its subsidiaries Forex St-Michel Inc. and Forex Maniwaki inc. for a cash consideration of $71,843, including acquisition costs. The excess of the price paid of $14,307 over the book value of the net assets acquired has been allocated to fixed assets.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================


3.   INCOME TAXES:

     The difference between the effective and basic tax rates results from the following:

=========================================================================================
                                                    1998          1997         1996
-----------------------------------------------------------------------------------------
     Federal and provincial basic tax rates         38.0 %        38.0 %       38.0 %
     Manufacturing and processing tax deductions    (7.0)%        (7.0)%       (7.0)%
     Others                                          2.2 %         3.4 %       (0.3)%

-----------------------------------------------------------------------------------------
                                                    33.2 %        34.4 %       30.7 %
=========================================================================================


     The financial statements do not reflect potential tax reductions available through the application of capital losses. These losses amounting to $4,772 are deductible from future capital gains and are available for an indefinite period.

4. INFORMATION FROM THE EARNINGS STATEMENT:

=======================================================================================
                                                   1998           1997           1996
---------------------------------------------------------------------------------------
Depreciation of purchased goodwill              $    87        $    44        $    15
Amortization of deferred loss on foreign
  exchange                                          491           --             --
Depreciation of fixed assets                     12,502          7,754          8,199
Amortization of financing costs                   2,341          1,116          1,503
Amortization of other assets                      1,334            786          1,959
Interest on long-term debt                       12,636          3,014          3,293

=======================================================================================


5.   SHORT-TERM INVESTMENTS:

=======================================================================================
                                                    1998                1997
---------------------------------------------------------------------------------------
Term deposits and accrued interest           $    11,302         $    19,464

Bankers' acceptances                              14,350                  --

---------------------------------------------------------------------------------------
                                                 $25,652               $19,464
=======================================================================================

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================


6.   INVESTMENTS:

-----------------------------------------------------------------------------------------------------
                                                                         1998              1997
-----------------------------------------------------------------------------------------------------
Advances to an affiliated company, at prime rate plus 0.5%,
  without specified repayment term                                 $    1,661        $    1,542

Others                                                                    583               883

-----------------------------------------------------------------------------------------------------
                                                                   $    2,244        $    2,425
=====================================================================================================


7.   FIXED ASSETS:

===============================================================================================
                                                                 1998                 1997
-----------------------------------------------------------------------------------------------

                                                 Accumulated     Net book         Net book
                                     Cost         depreciation      value            value
-----------------------------------------------------------------------------------------------
     Land                        $  1,459        $   --          $  1,459        $  1,446
     Land improvements              3,659             850           2,809           2,614
     Buildings                     29,916           3,125          26,791          27,299
     Office furniture and data
       processing equipment         4,206           2,405           1,801           2,183
     Machinery and automotive
       equipment                  239,733          37,380         202,353         195,205
     Helicopters                    5,001           1,087           3,914           3,977
     Logging roads                  1,923             450           1,473           1,604
     Construction in progress       5,092            --             5,092             594
     Timber cutting rights          1,501              71           1,430           1,497

-----------------------------------------------------------------------------------------------
                                 $292,490        $ 45,368        $247,122        $236,419
===============================================================================================

8.       OTHER ASSETS:

==============================================================================================
                                                      1998             1997
----------------------------------------------------------------------------------------------
Start-up costs at unamortized cost                 $ 4,791          $ 9,019
Financing costs at unamortized  cost                 6,147            4,383
Deferred loss on foreign exchange related
  to long-term debt                                  6,085              --
Others                                                  52              200

----------------------------------------------------------------------------------------------
                                                   $17,075          $13,602
==============================================================================================

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================

9.   BANK LOAN:

     The Company has an authorized line of credit of $55,000, $335 of which is used as at December 31, 1998, secured by a charge on all the present and future assets of the Company and on the shares of its subsidiary.

     The interest rate varies in relation to the ratio of debt to earnings before interest, taxes, depreciation and amortization.

     The maximum interest rate is based on either the Canadian or US prime rate plus 1.5% or on the bankers' acceptance or eurodollar rate plus 2.5%.


10.  LONG-TERM DEBT:

===========================================================================================================================
                                                                                             1998              1997
---------------------------------------------------------------------------------------------------------------------------
     Debt component of convertible debentures (note 11)                                  $ 13,591          $ 14,494

     Term loan (US$101,490), bearing interest at Libor plus 2.75%, repayable in semi-annual contractual defined amounts, due June 30, 2005, secured by a charge on all present and future assets and the shares of its subsidiary
       (a) (c) (d)                                                                        155,615              --

     Loan, without interest, payable in annual instalments of $159, maturing June
       1, 2000                                                                                318               478

     Loan, maturing March 1999, payable in monthly instalments of $8, including interest at the rate of 4.38%, secured by a data processing equipment
       with a book value of $152                                                              127               217

     Bank loan,  prime rate plus 0.75%,  payable in one  instalment  of $565 and one
       last instalment of $590, maturing June 1999 (b)                                      1,155             3,415

     Loan, 9.50% fixed rate, payable in monthly instalments of $12 including interest maturing May 2006, secured by an hypothec on an aircraft with a
       book value of $1,009                                                                   949             1,004

     Loan, maturing February 2000, payable in monthly instalments of $7 including interest at the rate of 9.70%, secured by automotive equipment
       with a book value of $47                                                                44              --

     First mortgage bonds                                                                    --              83,000

     Term loan                                                                               --              20,000

---------------------------------------------------------------------------------------------------------------------------
                                                                                          171,799           122,608

     Current portion of long-term debt                                                      4,057             8,251

---------------------------------------------------------------------------------------------------------------------------
                                                                                         $167,742          $114,357
===========================================================================================================================

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

===============================================================================


10.  LONG-TERM DEBT (CONTINUED):

     (a) Under the term loan agreement, the Company is limited in respect of its ability to increase its borrowings, to invest in a party, to use the proceeds of a new issue of capital stock, to repay certain debts, and to enter into business combinations, poolings, reorganizations and sell assets.

     (b) This bank loan is secured by a first ranking moveable hypothec on specific equipment and second and third ranking moveable hypothec on receivables and inventories.

     (c) The interest rate varies in relation to the ratio of debt to earnings before interest, taxes, depreciation and amortization (ebitda).

         The maximum interest rate is based on either the US base rate plus 1.5% or the eurodollar rate based on Libor plus 2.5%.

    (d) The Company has fixed the interest rate on the Libor based rate at 5.81% in respect of 75% of the principal amount of the loan, with a swap that expires in 2005.

     Instalments on long-term debt for the next five years are: 1999 - $4,057; 2000 - $2,977; 2001 -$2,972; 2002 - $3,111 and 2003 - $32,241.


11. CONVERTIBLE DEBENTURES:

=================================================================================================================
                                                                  Debt       Equity          1998         1997
                                                             component    component         Total        Total
-----------------------------------------------------------------------------------------------------------------
     Convertible unsecured subordinated
      debentures (net of issue costs of $383)
      bearing interest at 8%, maturing March 12,
      2007, convertible at $7.15 per subordinate
      Class B share at any time prior to March 12,
      2002. Thereafter the debentures will be
      convertible at $7.90 per subordinate Class B
      share                                                   $ 13,591     $ 19,281      $ 32,872     $ 32,596

=================================================================================================================


     Since the provisions of the debentures allow the Company to repay the holders with subordinate Class B shares, the debentures are presented with shareholders' equity net of the debt component and net of issue costs, net of income taxes.

     The Company calculated the debt component as the present value of the future interest payments discounted at the rate applicable to non-convertible debt at the time the debentures were issued.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================

12. CAPITAL STOCK:

     Authorized:

         Unlimited number of Class A shares, ten votes per share, participating, convertible into subordinate Class B shares on a share-for-share basis, without par value.

         Unlimited number of subordinate Class B shares, one vote per share, participating, without par value.

     Issued and paid:

=================================================================================
                                                             1998            1997
---------------------------------------------------------------------------------
     11,176,783 (1997 - 11,181,883) Class A shares      $   6,581       $   6,584
       4,655,549 (1997 - 4,650,449) Class B shares          3,286           3,283

---------------------------------------------------------------------------------
                                                        $   9,867       $   9,867
=================================================================================


     Conversion:

         During the year, 5,100 Class A shares have been converted into 5,100 Class B shares.

     Shares reserved:

         The Company granted to employees options to purchase 1,625,000 Class B shares at prices ranging from $4.50 to $4.75 per share. These options can be exercised throughout a five year period ending January 31, 2001.

         The Company granted to a lender an option to purchase 1,000,000 subordinate Class B shares at a price of $4.50 per share. The option is exercisable for 5 years maturing October 10, 2002. The sale, the transfer and the exercise of this option are subject to a first right of refusal in favor of the Company.

13. CONTINGENT LIABILITIES:

     (a) Le Groupe Forex Inc. is a party to a lawsuit as a codefendant in a claim by First Nations. This claim is contested and management believes it will not have adverse effect on Forex's financial condition.

     (b) Le Groupe Forex Inc. has appealed a decision against the Company regarding the payment of stumpage rights for the year 1989-90, in an amount of $193 in principal plus interest. The amount has not been recorded in the financial statements.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================


13. CONTINGENT LIABILITIES (CONTINUED):

     (c) Some OSB Plants do not fully comply with environmental laws as their emissions are slightly higher than permitted under applicable environmental laws. In order to remediate this problem, the Company will purchase, during the next year, $2,250 of equipment and machinery.

14. CASH POSITION:

===================================================================================
                                        1998               1997               1996
-----------------------------------------------------------------------------------
     Cash position:
         Cash                       $  8,251           $  5,178           $   --
         Short-term investments       25,652             19,464             23,058
         Restricted Funds               --                 --                5,905
         Bank indebtedness              --               (5,242)            (2,842)
         Bank loan                      (335)              (300)            (5,546)
-----------------------------------------------------------------------------------
                                    $ 33,568           $ 19,100           $ 20,575
===================================================================================



15. COMMITMENTS:

     As at December 31, 1998, the Company has signed contracts for the purchase of machinery and equipment for a total of $9,524.

16. RELATED COMPANY TRANSACTIONS:

     During the year, the Company concluded the following transactions with related companies:

=================================================================================================================
                                                              1998             1997             1996
-----------------------------------------------------------------------------------------------------------------
     Expenses paid to an affiliated company with
       respect to staff and others                   $      13,720    $      12,236    $      13,570
     Management fees                                 $         375    $         905    $       1,280

=================================================================================================================


     Management is of the opinion that these transactions were undertaken under the same terms and conditions as transactions with non-related parties.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

================================================================================



17.  NET EARNINGS (LOSS) PER SHARE:

     The net earnings (loss) per share is calculated based on the net earnings (net loss) for the year of $33,305 (($2,395) in 1997 and $10,646 in 1996)
     adjusted for the interest on equity component of convertible debentures of $836 ($606 in 1997), divided by the weighted average number of Class A and B shares outstanding during the year, 15,832,332 (15,832,332 in 1997 and 15,832,332 in 1996).

     The fully diluted net earnings (loss) per share is calculated using the weighted average number of Class B shares which would have been outstanding assuming the additional shares had been issued at the beginning of the year or on the date of issue of the convertible debentures and the outstanding stock options.

18. FINANCIAL INSTRUMENTS:

     (a) Foreign currency rate risk:

         The Company realizes a significant portion of its sales in foreign currencies and enters into various types of foreign exchange contracts to manage its foreign exchange risk. The Company does not hold or issue financial instruments for trading purposes. At December 31, 1998, the Company held US$31,250 in forward contracts at an average rate of
         1.5415 expiring at various dates to May 1999. The market rate for the forward contracts at December 31, 1998 is 1.5333.

     (b) Credit risk:

         The Company does not have a significant exposure to any individual customer or counter party. The Company reviews new customers' credit history before extending credit and conducts regular reviews of its customers' credit performance. The Company may require payment guarantees, such as letters of credit or obtain credit insurance coverage. An allowance for doubtful accounts is established based upon factors surrounding the credit risk of specific customers, historical trends and other information.

         The Company's short-term investments are mainly with various financial institutions with strong credit ratings and it has established guidelines relative to diversification and maturities to maintain safety and liquidity. The Company has not experienced any losses on its investments.

LE GROUPE FOREX INC.
Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

===============================================================================

18. FINANCIAL INSTRUMENTS (CONTINUED):

     (c) Fair value of financial instruments:

         The carrying amount of cash, short-term investments, accounts receivable, bank loan and accounts payable approximate the fair value because of the near-term maturity of those instruments; similarly, long-term investments and variable rate debt have a carrying value which approximates their fair value.

         The fair value of long-term debt was $173,118 (1997, $122,966) as at December 31, 1998 compared to a book value of $171,799 (1997, $122,608). The fair value has been determined by discounting the future cash flows at the rate currently available for debt of similar terms (note 10).

     (d) Interest rate risk management:

         The Company has entered into an interest rate swap on its US denominated debt which fixed the interest rate on the debt with the expiring of the debt in 2005.

         Under the swap, the Company pays a fixed base rate of 5.8133% on 75% of the outstanding principal amount of the US debt from time to time.

19. SEGMENTED INFORMATION:

     The Company operates three Oriented Strand Board "OSB" plants as well as two sawmills. Their products are used into the residential and commercial construction sector and for repairs and renovations.

     Four business segments do not meet the quantitative criteria for separate disclosure. These sectors are the sale of forest products, helicopter transportation, manufacturing part of optics and aeronautical lighting equipment and head office.

     Accounting principles used for segment reporting are the same as those described in the accounting policies section.

     The Company assesses the performance based on operating income before taxes and minority interest, excluding non recurring gains and losses and foreign exchange gains or losses.

     The Company is organized along its products lines.

LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


19. SEGMENTED INFORMATION (CONTINUED):


    -----------------------------------------------------------------------------------------------------------------------
                                                                         1998

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                  Consolidated
                                                                                                     financial
                                                OSB       Lumber      All others   Elimination      statements
    -----------------------------------------------------------------------------------------------------------------------
     Sales from external customers      $   197,603  $    23,387      $    7,746   $        -      $   228,736

     Intersegment sales                          -            -           13,698       (13,698)             -

     Interest revenues                          638           -              785            -            1,423

     Segment earnings before income
       taxes, depreciation, interest
       and minority interest                 69,099          666          11,747           668          82,180

     Segment amortization of fixed
       assets and other assets               12,039        1,988           1,975           262          16,264

     Intersegment interest revenues             531           -            4,624        (5,155)             -

     Interest expense                         2,820           -           11,717            -           14,537

     Intersegment interest expenses           4,624           -              531        (5,155)             -

     Segment assets                         253,759       35,569          34,827        38,315         362,470

     Segment acquisition of capital
       assets and other assets                7,357          947             618            -            8,922

    -----------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


19. SEGMENTED INFORMATION (CONTINUED):


    -----------------------------------------------------------------------------------------------------------------------
                                                                         1997
    -----------------------------------------------------------------------------------------------------------------------

                                                                                                  Consolidated
                                                                                                     financial
                                                OSB       Lumber      All others   Elimination      statements

    -----------------------------------------------------------------------------------------------------------------------
     Sales from external customers      $    88,508  $    26,105      $    6,135   $        -      $   120,748

     Intersegment sales                          -            -            5,047        (5,047)             -

     Interest revenues                          328           -              312            -              640

     Segment earnings before income
       taxes, depreciation, interest
       and minority interest
                                              4,128        3,230           2,413           488          10,259

     Segment amortization of fixed
       assets and other assets                6,459        2,097           1,144            -            9,700

     Intersegment interest revenues           1,635           -               -         (1,635)             -

     Interest expense                         2,452           -              934            -            3,386

     Intersegment interest expenses              21           -            1,667        (1,688)             -

     Segment assets                         262,600       33,344          37,510        (4,672)        328,782

     Segment acquisition of capital
       assets and other assets               62,075          608             804         4,171          67,658

    -----------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


19. SEGMENTED INFORMATION (CONTINUED):


    -----------------------------------------------------------------------------------------------------------------------
                                                                         1996
    -----------------------------------------------------------------------------------------------------------------------

                                                                                                  Consolidated
                                                                                                     financial
                                                OSB       Lumber      All others   Elimination      statements

    -----------------------------------------------------------------------------------------------------------------------
     Sales from external customers      $   127,042  $    28,418      $    3,806   $       834     $   160,100

     Intersegment sales                          -           -            10,096       (10,096)            -

     Interest revenues                        2,148          -               308          (876)          1,580

     Segment earnings before income
       taxes, depreciation, interest
       and minority interest                 35,891        3,442           7,478          (877)         45,934

     Segment amortization of fixed
       assets and other assets                8,146        2,226           1,767          (462)         11,677

     Intersegment interest revenues             433          -               185          (618)            -

     Interest expense                         3,232          380             163           (42)          3,733

     Intersegment interest expenses             -            -             2,285        (2,285)            -

     Segment assets                         208,494       36,126          18,198        34,580         297,398

     Segment acquisition of capital
       assets and other assets               86,155        4,115           1,970        (4,399)         87,841

    -----------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


19. SEGMENTED INFORMATION (CONTINUED):

     Reconciliation to net earnings:


    -----------------------------------------------------------------------------------------------------------------------
                                                              1998                   1997                 1996
    -----------------------------------------------------------------------------------------------------------------------
     Segment earnings before income taxes,
       depreciation, interests and minority
       interest                                      $      82,180          $      10,259        $      45,934

     Amortization of fixed assets and other assets         (16,264)                (9,700)             (11,677)

     Interest expenses                                     (14,537)                (3,386)              (3,733)

     Amortization of deferred loss on foreign exchange        (491)                    -                   -

     Other losses                                             (287)                (1,690)                (108)

    -----------------------------------------------------------------------------------------------------------------------
     Earnings (loss) before income taxes and
       minority interest                             $      50,601          $       (4,517)      $      30,416
    -----------------------------------------------------------------------------------------------------------------------



     Revenue by geographic area are as follows:


    -----------------------------------------------------------------------------------------------------------------------
                                                              1998                   1997                 1996
    -----------------------------------------------------------------------------------------------------------------------
     Canada                                          $      66,907          $      32,103        $      33,803
     United States                                         161,241                 85,783              127,877
     Overseas                                                2,011                  3,502                   -

    -----------------------------------------------------------------------------------------------------------------------
                                                     $     230,159          $      121,388       $     161,680
    -----------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES:

     The Company consolidated financial statements are prepared in accordance with generally accepted accounting principles (GAAP) in Canada which differ in some respects from those applicable in the United States (U.S.). The following table sets forth the impact of material differences between Canadian GAAP and U.S. GAAP on the Company's consolidated financial statements.

     (a) Consolidated statements of earnings:


         ------------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
         ------------------------------------------------------------------------------------------------------------------
         Net earnings (loss), as reported under Canadian GAAP               $      33,305        $      (2,395)
            Adjustments:
              Unrealized foreign exchange loss on long-term debt (i)               (6,085)                  -
              Forward exchange contracts (ii)                                         488                 (206)
              Start-up costs (iii)                                                  3,981               (6,137)
              Interest expenses on convertible debentures (iv)                       (903)                (609)
              Amortization of deferred financing costs (iv)                           (61)                 (52)
              Deferred income taxes (v)                                            (3,624)                 543
              Stock-based compensation (vi)                                          (497)                  -
              Share in income of a company subject to significant
                influence (vii)                                                       169                 (283)
              Minority interest (viii)                                                (31)               1,560
              Depreciation of fixed assets (v)                                       (713)                  -
              Deferred income taxes on the above adjustments                         (899)               2,218
         ------------------------------------------------------------------------------------------------------------------
         Net earnings (loss) in accordance with  U.S. GAAP                  $       25,130       $      (5,361)
         ------------------------------------------------------------------------------------------------------------------



         Net  earnings (loss) per share under
              U.S. GAAP (x):
              Basic                                                         $         1.59       $       (0.34)
              Fully diluted                                                           1.27               (0.34)

         ------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES (CONTINUED):

         (i) Unrealized foreign exchange loss on long-term debt:

              Under Canadian GAAP, unrealized exchange losses arising from the translation of long-term debt denominated in foreign currencies are deferred and amortized over the remaining life of the related debt. Under U.S. GAAP, these losses would have been included in income and, consequently, no amount would have been deferred in Other assets.

         (ii) Forward exchange contracts:

              Under Canadian GAAP, unrealized and realized gains and losses on foreign currency transactions identified as hedges may be deferred as long as there is reasonable assurance that the hedge will be effective. Under U.S. GAAP, deferral is allowed only on foreign currency transactions intended to hedge identifiable firm foreign currency commitments.

         (iii) Start-up costs:

              Under Canadian GAAP, certain costs incurred to start up new facility were deferred and amortized over future periods. Under U.S. GAAP, such costs were expensed as incurred.

         (iv) Convertible debentures:

              Under Canadian GAAP, the Company's convertible debentures are recorded in part as debt and in part as shareholders' equity. Under U.S. GAAP, the convertible subordinated debentures would be recorded as debt. Consequently, interest expenses and issue costs were adjusted.



         (v)  Deferred income taxes:

              Under Canadian GAAP, income taxes are provided on the deferral method basis whereas under U.S. GAAP, income taxes are accounted for by liability method. Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. U.S. GAAP adjustments relate primarily to the recording of taxes on the difference between the book value and the tax value of the investment in Panneaux Chambord Inc., income tax consequences resulting from purchase price allocation following business combination accounted for as a purchase and the effect on income taxes as a result of changes in tax rates over the years.

LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES (CONTINUED):

    (a)  Consolidated statements of earnings (continued):

         (vi)  Stock-based compensation:

               In accordance with U.S. GAAP, FAS 123 requires that all transactions in which goods or services are the consideration received for the issuance of equity instruments shall be accounted for based on fair value of the consideration received or the fair value of the equity instruments issued. In 1998, the Company granted to a lender an option to purchase 1,000,000 shares at a price of $4.50 per share. The fair value of the option was estimated at $1,626,000 and accounted for as deferred financing costs. These costs are being amortized over the period of the loan.

         (vii) Investment in company subject to significant influence:

               Share in income (loss) of a company subject to significant influence has been adjusted to take into consideration U.S. GAAP adjustment recorded for that company.

        (viii) Minority interest:

               Minority interest was adjusted to take into consideration minority interest resulting from the U.S. GAAP adjustments in each of the subsidiaries of the Company.

         (ix)  Effect of proportionate consolidation on the financial statement:

               The Company has interests in a jointly controlled entity which have been proportionately consolidated in the Company's financial statements under Canadian GAAP. For purposes of U.S. GAAP, this interest would be accounted for by the equity method. Net income, earnings per share and shareholders' equity under U.S. GAAP are not impacted by the proportionate consolidation of this interest in a jointly controlled entity.

               In 1998 and 1997, the consolidated statements of earnings in accordance with Canadian GAAP include the Company's proportionate share of operations of Panneaux Chambord Inc.


               ------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
               ------------------------------------------------------------------------------------------------------------
               Revenues                                                     $      47,566        $      21,648
               Cost of goods sold                                                  31,558               21,291
               Selling and administrative expenses                                    470                1,411
               Financial expenses                                                     382                  324
               Income taxes (recovery)                                              4,799                 (438)

               ------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES (CONTINUED):

    (a) Consolidated statements of earnings (continued):

        (x) Earnings per share:

            For the purpose of reporting under U.S. GAAP, SFAS No. 128 requires to replace the presentation of primary earnings per share ("EPS") with a presentation of basic EPS. This is consistent with the calculation for Canadian GAAP. The statement also requires dual presentation of basic and fully diluted EPS ( which includes the effect of stock options and convertible debentures having a dilutive impact) for all entities with complex capital structures. In 1997, options and convertible debentures are anti-dilutive.

    (b) Consolidated statement of changes in financial position:

        Supplemental disclosure of cash flow information:

        (i)  Cash paid during the year for:

              -------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
              -------------------------------------------------------------------------------------------------------------
              Interests                                                     $      15,374        $       2,967
              Income taxes                                                          1,301                1,295

              -------------------------------------------------------------------------------------------------------------


         (ii) The Company's statements of changes in financial position reconcile the changes in cash, temporary investment, bank indebtedness and bank loan. Under the U.S. GAAP, changes in bank indebtedness and bank loan amounting to $5,542 in 1998 ($1,882 in 1997) would have been classified as financing activities.

         (iii)In 1998 and 1997, the consolidated statements of financial position in accordance with Canadian GAAP include the Company's proportionate share of activities of Panneaux Chambord Inc.


              -------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
              -------------------------------------------------------------------------------------------------------------
              Operations                                                    $      17,123        $       5,617
              Investments                                                            (936)              (5,674)
              Financing                                                            (2,260)              (2,260)

              -------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES (CONTINUED):

     (c) Consolidated balance sheet:

         The following summarizes the balance sheet amounts in accordance with U.S. GAAP:


         ------------------------------------------------------------------------------------------------------------------
                                                          1998                                1997
         ------------------------------------------------------------------------------------------------------------------

                                                Canada     United States           Canada        United States
         ------------------------------------------------------------------------------------------------------------------
         Current assets (i), (ii)         $     96,029      $     73,462    $      76,336        $      66,001
         Investments (i), (iii), (iv)            2,244            40,908            2,425               27,415
         Fixed assets (i), (v)                 247,122           231,029          236,419              210,516
         Other assets (i), (v), (vi)            17,075             7,696           13,602                3,740
         Current liabilities (i), (ii)          28,912            20,814           38,916               32,308
         Long-term debt (i), (vii)             167,742           186,901          114,357              131,458
         Deferred income taxes (i), (v)         30,849            44,614           17,162               18,520
         Minority interests (viii)                  -                 -            57,028               51,863
         Shareholders' equity (ii), (iii),
           (iv), (v), (vi), (vii) and (viii)   134,967           100,766          101,319               73,523

         ------------------------------------------------------------------------------------------------------------------


          (i) The Company has interests in a jointly controlled entity which have been proportionately consolidated in the Company's financial statements under Canadian GAAP. For purposes of U.S. GAAP, this interest would be accounted for by the equity method. Net income, earnings per share and shareholders' equity under U.S. GAAP are not impacted by the proportionate consolidation of this interest in a jointly controlled entity.

              In 1998 and 1997, the consolidated balance sheet in accordance with Canadian GAAP include the Company's proportionate share of assets and liabilities of Panneaux Cambord Inc.


              -------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
              -------------------------------------------------------------------------------------------------------------
              Current assets                                                $      22,850        $      10,335
              Fixed assets                                                         25,093               25,903
              Other assets                                                          1,628                1,827
              Current liabilities                                                  (8,462)              (6,814)
              Long-term debt                                                           -                (1,155)
              Deferred income taxes                                                (4,841)              (4,205)

              -------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


20. RECONCILIATION BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES (CONTINUED):

     (c) Consolidated balance sheet (continued):

         (ii)   Refer to (a) (ii) above.

         (iii)  Refer to (a) (vii) above.

         (iv) In accordance with U.S. GAAP, FAS 115 requires that investments available for sale be measured at fair value. Unrealized gains or losses were excluded from earnings and reported in shareholders' equity.

         (v)    Refer to (a) (v) above.

         (vi)   Refer to (a) (i), (iii) and (iv) above.

         (vii)  Refer to (a) (iv) above.

         (viii) Refer to (a) (viii) above.

(d)      Consolidated statement of comprehensive income:

         SFAS 130, "Reporting comprehensive Income", requires that a statement of comprehensive income be displayed with the same prominence as other financial statements. Comprehensive income, which incorporates net income, includes all changes in equity during a period except those resulting from investments by and distributions to owners. There is no requirement to disclose comprehensive income under Canadian GAAP.


         ------------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
         ------------------------------------------------------------------------------------------------------------------
         Net earnings (loss) in accordance with U.S. GAAP                   $     25,130         $        (5,361)
         Other comprehensive earnings (loss), net of taxes:
              Unrealized losses on available-for-sale-securities                     487                    (281)

         ------------------------------------------------------------------------------------------------------------------
         Consolidated comprehensive earnings (loss)                         $      25,617        $        (5,642)
         ------------------------------------------------------------------------------------------------------------------


LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


21.  PRO FORMA 1996 - PROPORTIONATE CONSOLIDATION:

     The conditions which had previously enabled Forex to consolidate in its financial statements those of Panneaux Chambord Inc. are not present anymore. Consequently, it was decided that beginning with the year commencing on January 1, 1997, the Company will consolidate Panneaux Chambord Inc. using the proportionate consolidation method. The summarized financial statements hereafter, for the year ended December 31, 1996, present the effect of this change on a pro forma basis:


     ----------------------------------------------------------------------------------------------------------------------
                                                                             December 31,
                                                                 1996                1996                 1996
                                                                                 Chambord            pro forma
     ----------------------------------------------------------------------------------------------------------------------
                                                                  (1)                 (2)                  (3)
     Assets

     Non-cash working capital item                     $       30,616       $       8,171        $      22,445
     Investments                                                2,529                  40                2,489
     Fixed assets                                             211,503              23,246              188,257
     Other assets                                               6,387                 848                5,539

     ----------------------------------------------------------------------------------------------------------------------
                                                       $      251,035       $       32,305       $     218,730
     ----------------------------------------------------------------------------------------------------------------------

     Liabilities

     Long-term debt                                    $       80,767       $       5,675        $      75,092
     Deferred income taxes                                     19,029               2,923               16,106
     Minority interest                                         85,596              28,000               57,596
     Shareholders' equity                                      86,218                 -                 86,218
     ----------------------------------------------------------------------------------------------------------------------
                                                              271,610              36,598              235,012

     Cash position                                             20,575               4,293               16,282

     ----------------------------------------------------------------------------------------------------------------------
                                                       $      251,035       $       32,305       $     218,730
     ----------------------------------------------------------------------------------------------------------------------


     1)       Summarized financial statements.

     2)       Deduct 50% of Chambord.

     3)       Pro forma on proportionate consolidation basis.

LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


21. PRO FORMA 1996 - PROPORTIONATE CONSOLIDATION (CONTINUED):


     ----------------------------------------------------------------------------------------------------------------------
                                                                             December 31,
                                                                 1996                1996                 1996
                                                                                 Chambord            pro forma
     ----------------------------------------------------------------------------------------------------------------------
                                                                  (1)                 (2)                  (3)
     Earnings

     Revenue                                           $      161,680       $      32,746        $     128,934
     Expenses                                                 131,264              24,119              107,145

     ----------------------------------------------------------------------------------------------------------------------
     Earnings before income taxes and
       minority interest                                       30,416               8,627               21,789

     Income taxes                                               9,339               2,776                6,563

     ----------------------------------------------------------------------------------------------------------------------
     Net earnings before minority interest                     21,077               5,851               15,226

     Minority interest                                         10,431               5,851                4,580

     ----------------------------------------------------------------------------------------------------------------------
     Net earnings                                      $       10,646       $          -         $      10,646
     ----------------------------------------------------------------------------------------------------------------------



     ----------------------------------------------------------------------------------------------------------------------

     Net earnings per share                            $         0.67       $           -        $        0.67
     Net earnings per share fully diluted              $         0.61       $           -        $        0.61

     ----------------------------------------------------------------------------------------------------------------------


     1)       Summarized financial statements.

     2)       Deduct 50% of Chambord.

     3)       Pro forma on proportionate consolidation basis.

LE GROUPE FOREX INC.

Notes to Consolidated Financial Statements, Continued

Years ended December 31, 1998, 1997 and 1996
(In thousands of Canadian dollars)

--------------------------------------------------------------------------------


22.  UNCERTAINTY DUE TO YEAR 2000 ISSUE:

     The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

23.  COMPARATIVE FIGURES:

     Certain comparative figures have been reclassified to conform with the presentation adopted in the current year.